UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 21, 2003

ALTERA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-16617	77-0016691

(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	file number)	identification no.)

101 Innovation Drive, San Jose, California	95134

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(408) 544-7000

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition).
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press Release

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition).

     The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

     On July 21, 2003, Altera Corporation issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALTERA CORPORATION

By:	/s/ Nathan Sarkisian

Nathan Sarkisian
Senior Vice President and
Chief Financial Officer

Date: July 21, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 21, 2003